Exhibit 10.17

EQUIPMENT FINANCE AGREEMENT

BUYER INFORMATION:

FULL LEGAL NAME

Palmetto Gourmet Foods, Inc.

STREET ADDRESS, CITY, STATE, ZIP

782 Columbus Hwy, Saluda, SC 29138

EQUIPMENT AND VENDOR INFORMATION:

NAME OF VENDOR

[*****]

EQUIPMENT DESCRIPTION (QUANTITY, MODEL NO., SERIAL NO., ETC.)

[*****]

EQUIPMENT LOCATION (IF DIFFERENT FROM BUYER’S ADDRESS ABOVE)

782 Columbus Hwy Saluda, SC 29138

TERMS:

TOTAL LOAN AMOUNT	MONTHLY PAYMENT	NO. OF MONTHLY PAYMENTS	FIRST PAYMENT DATE
$[*****]	[*****]	[*****]	[*****]
[*****]

One Time Documentation Fee: $[*****]

m2 EQUIPMENT FINANCE LLC (“Lender”) has drafted this Equipment Finance Agreement (“Agreement”) as a “Plain English” Agreement for your convenience. In this Agreement, “I”, “my”, “me” and “Buyer” mean the Buyer Identified above, and “you” and “your” mean Lender.

1.	Loan. You are providing purchase money financing to me in the amount set forth above (“Loan”) for the purchase of the Equipment identified above (“Equipment”). I acknowledge and agree that: (i) I will repay the Loan and make all required monthly payments commencing on the date identified above and on the same day of each month thereafter for the number of months identified above; (ii) I may prepay this Loan in full prior to maturity by paying the entire outstanding balance of all payments due hereunder; and (iii) no partial prepayment shall relieve me of my obligation to make the regularly scheduled payments under this Agreement until all amounts due are paid in full. If I fail to make any monthly payment or other payment under this Agreement within [*****] days after it is due I will, at your option, either pay a late charge equal to $[*****] or pay interest on the delinquent payment from the due date until it is paid at the lesser of [*****]% per year or the highest legal rate.

2.	Security Interest. I hereby grant to you a security interest in the Equipment and all proceeds of the equipment to secure the Loan and all other debts, obligations and liabilities I owe to you arising from or related to this Agreement and/or any other indebtedness that I owe to you. (“Obligations”). The security interest granted pursuant to this Agreement is a purchase-money security interest with respect to the Equipment identified above. I hereby authorize you to insert any missing information or change any inaccurate information (such as address of the Equipment location, model year and/or serial number or VIN) into the Equipment Description.

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

3.	Covenants. At all times while the Obligations are unpaid:

(a)	I will: (I) maintain the Equipment in good condition and repair and not permit its value to be impaired; (ii) keep the Equipment free from all liens, encumbrances and security interests (other than your security interest); (iii) defend the Equipment against all claims and legal proceedings by persons other than you; (iv) pay and discharge when due all taxes, license fees, levies and other charges upon the Equipment; (v) not sell, lease, license or otherwise transfer or dispose of the Equipment or permit it to become a fixture or an accession to other goods; (vi) not permit the Equipment to be used in violation of any applicable law, rule, regulation, or policy of insurance.

(b)	I will keep the Equipment and your interest in it insured under policies with such provisions, for such amounts, and by such insurers satisfactory to you, and will provide evidence of such insurance satisfactory to you. I assign (and direct any insurer to pay) to you the proceeds of all such insurance and any premium refund, and authorize you to endorse in my name any instrument for such proceeds or refunds and, at your option, to apply such proceeds and refunds to any unpaid balance of the Obligations, whether or not due, and/or to the restoration of the Equipment, returning any excess to me. Each insurance policy shall contain a standard lender’s loss payable endorsement in your favor and shall provide that the policy shall not be cancelled, and the coverage shall not be reduced, without at least [*****] days’ prior written notice by the insurer to you. You are authorized, in my name or otherwise, to make, adjust and/or settle claims under any insurance on the Equipment, or cancel the same after the occurrence of an event of default. If I fail to keep any required insurance on the Equipment you may purchase such insurance for me at my cost and expense, provided that such insurance solely protects your Interests (and will not cover my equity in the Equipment, if any).

(c)	I will take any and all reasonable actions to preserve the Equipment or to establish evidence, determine and maintain priority of, perfect, continue perfected, terminate and/or enforce your interest in the Equipment or your rights under this Agreement. I authorize you to file Uniform Commercial Code financing statements describing the Equipment and amendments and correction statements to such financing statements, and I ratify any such financing statement or amendment filed prior to the date of this Agreement.

(d)	I will timely pay and discharge all lawful taxes, assessments and government charges upon me or against my property, unless and to the extent only that such taxes, assessments and charges are contested in good faith and by appropriate proceedings by me,

(e)	You may examine the Equipment and examine and make copies of my records pertaining to the Equipment at reasonable times, and I will assist you in such examinations.

(f)	I will not change my legal name or address without providing you at least [*****] days’ prior written notice. I will not change my type of organization or state under whose law I am organized, and shall preserve my organizational existence.

4.	Warranties. I hereby represent, warrant, and agree that, as of the date of this Agreement and while any of the Obligations are unpaid: (i) I own the Equipment free of all encumbrances and security interests (except your security interest); (ii) I, acting alone, may grant a security interest in the Equipment and agree to the terms of this Agreement; (iii) the Equipment is used or bought for use primarily for business purposes; (iv) I am duly organized, validly existing and in good standing under the laws of my state of organization; (v) I am not in default under any agreement for the payment of money; (vi) the execution and delivery of this Agreement and any instruments evidencing any Obligations will not violate or constitute a breach of any of my organizational documents or agreements, or any other agreement or restriction to which I am a party or am subject; (vii) the address where the Equipment will be kept is set forth above, and such location will not be changed without your prior written consent; (viii) the Equipment, wherever located, is covered by this Agreement; and (ix) if any of the Equipment is affixed to real estate, I will promptly provide you with the true and correct legal description of such real estate.

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

5.	Default. The occurrence of one or more of the following is an event of default under this Agreement: (i) I fail to make any monthly payment or otherwise fail to pay any of the Obligations when due, or fail to perform or comply with any warranty, covenant, obligation, or other provision in this Agreement; (ii) I become insolvent or take or fail to take any action which constitutes an admission of inability to pay my debts as they mature, make a general assignment for the benefit of creditors or to an agent authorized to liquidate a substantial amount of my assets, become the subject of an “order for relief’ within the meaning of the U.S. Bankruptcy Code; (iii) any representation or warranty made to induce you to extend credit to me, under this Agreement or otherwise, is false in any material respect when made; (iv) at any time you believe in good faith that the prospect of payment or performance of any of the Obligations or performance under this Agreement is impaired; (v) I attempt to assign this Agreement or any of my rights or duties hereunder, or attempt to remove, sell, transfer, pledge, encumber, lease, part with possession of, or allow another to use the Equipment; or (vi) I undergo a merger or the controlling interest in my equity becomes owned by person(s) who do not own it on the date of this Agreement. Upon the occurrence of one or more events of default all of the monthly payments and other Obligations shall, at your option and without notice or demand, become immediately due and payable, and you shall have the right to take possession of the Equipment without notice of hearing, which I waive, and exercise any and all other rights and remedies for default provided by this Agreement and any other applicable law, and all of which are cumulative and may be exercised from time to time. You may permit me to remedy any default without waiving the default so remedied, and you may waive any default without waiving any other subsequent or prior default by me. You shall continue to have all of your rights and remedies under this Agreement even if you do not fully and properly exercise them on all occasions.

6.	Rights of Lender. Upon the occurrence of a default or if I fail to perform any of my duties under this Agreement you are authorized, in my name or otherwise, to perform such duties or take such actions on my behalf including, without limitation, signing my name or paying any amounts due. I will reimburse you for any cost or expense you incur in protecting or enforcing your rights under this Agreement including, without limitation, reasonable attorneys’ fees and legal expenses and all expenses of taking possession, holding, preparing for disposition and disposing of the Equipment. After deduction of such expenses, you shall apply the proceeds of disposition to the extent actually received in cash to the Obligations in such order and amounts as it elects or as otherwise required by this Agreement.

7.	No Warranty. I ACKNOWLEDGE AND AGREE THAT YOU ARE NOT THE SELLER OR MANUFACTURER OF THE EQUIPMENT, AND THAT YOU MAKE NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, QUALITY, CONDITION, SUITABILITY, MERCHANTABILITY, OR PERFORMANCE OF THE EQUIPMENT, OR AS TO THE MATERIAL OR WORKMANSHIP THEREOF. I AGREE THAT THE EQUIPMENT IS FINANCED “AS IS” AND THAT ALL SUCH RISKS, AS BETWEEN YOU AND ME, ARE TO BE BORNE BY ME AT MY SOLE RISK AND EXPENSE, AND I AGREE NOT TO ASSERT ANY CLAIM AGAINST YOU BASED THEREON. MY SOLE WARRANTIES WITH RESPECT TO THE EQUIPMENT, IF ANY, ARE THOSE PROVIDED BY THE MANUFACTURER OR SELLER OF THE EQUIPMENT.

8.	Interpretation; Venue; Waiver of Jury Trial. The validity, construction and enforcement of this Agreement are governed by the internal laws of State of Wisconsin excluding any choice of law rules that may direct the application of the laws of another jurisdiction. To the extent permitted by law, I hereby waive any right to a trial by jury in any action brought under this Agreement. I consent to the personal jurisdiction and venue of the state and federal courts located in Waukesha County, Wisconsin, and agree that any and all lawsuits or other proceedings applicable to this Agreement, or any controversy or dispute arising under this Agreement, shall be brought in the state or federal courts located in Waukesha County, Wisconsin. All terms not otherwise defined have the meanings assigned to them by the Wisconsin Uniform Commercial Code, as amended from time to time.

9.	Miscellaneous. I hereby waive presentment, protest, demand and notice of dishonor, and consent to any and all assignments, extensions and renewals of this Agreement without notice. Without affecting my obligations under this Agreement, you or your assignee may, without notice, renew or extend the time for payment, accept partial payments, release or impair any security for the payment of the Obligations, or otherwise modify the terms of payment of any part or the whole of the Obligations, without altering or diminishing my liability. Invalidity of any provision of this Agreement shall not affect the validity of any other provision. This Agreement is intended as a final expression of this Agreement and as a complete and exclusive statement of its terms, there being no conditions to the enforceability of this Agreement. This Agreement may not be supplemented or modified except in writing.

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

THIS IS A NON-CANCELABLE / IRREVOCABLE AGREEMENT FOR THE TERM INDICATED. DO NOT SIGN THIS AGREEMENT BEFORE YOU HAVE READ IT. BY SIGNING BELOW, YOU ACKNOWLEDGE READING THIS ENTIRE AGREEMENT, THAT YOU HAVE BEEN GIVEN A COPY OR AN OPPORTUNITY TO MAKE A COPY OF THIS AGREEMENT, AND THAT YOU AGREE TO BE BOUND BY ALL OF THE TERMS OF THIS AGREEMENT.

BUYER:	LENDER:

Palmetto Gourmet Foods, Inc.	m2 EQUIPMENT FINANCE LLC

Signature:	Signature:

Print Name:	Print Name:

Title:	Title:

Date:	Date:

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

(NOTE: Please forward this form to your insurance agent to fulfill this request. Proof of insurance on the equipment covered by this EFA must be supplied prior to any funds being disbursed to the vendor(s.)

Request for Certificate of Insurance for Equipment

Pursuant to Section 3(b) of your equipment finance agreement (copied below for reference), m2 EQUIPMENT FINANCE LLC requires you to maintain insurance on the equipment under contract. Please ask your insurance agent to provide m2 EQUIPMENT FINANCE LLC with the following documents:

1.	Standard Accord form #27, Evidence of Property Insurance, providing policy number and limits in accordance with Section 3(b) of your agreement. m2 EQUIPMENT FINANCE LLC needs to be named as Lenders Loss Payable with respect to the financed equipment on this certificate.

b.)	I will keep the Equipment and your interest in it insured under policies with such provisions, for such amounts, and by such insurers satisfactory to you, and will provide evidence of such insurance satisfactory to you. I assign (and direct any insurer to pay) to you the proceeds of all such insurance and any premium refund, and authorize you to endorse in my name any instrument for such proceeds or refunds and, at your option, to apply such proceeds and refunds to any unpaid balance of the Obligations, whether or not due, and/or to the restoration of the Equipment, returning any excess to me. Each insurance policy shall contain a standard lender’s loss payable endorsement in your favor and shall provide that the policy shall not be cancelled, and the coverage shall not be reduced, without at least 10 days’ prior written notice by the insurer to you. You are authorized, in my name or otherwise, to make, adjust and/or settle claims under any insurance on the Equipment, or cancel the same after the occurrence of an event of default. If I fail to keep any required insurance on the Equipment you may purchase such insurance for me at my cost and expense, provided that such insurance solely protects your interests (and will not cover my equity in the Equipment, if any).

Buyer’s Name: Palmetto Gourmet Foods, Inc.

Buyer’s Insurance Agency: X Southrisk Management, LLC

Buyer’s Insurance Agent (Contact Person): X [*****]

Contact Person Phone Number: X [*****]

E-mail Address: X [*****]

Fax Number: X [*****]

Please send to the address below:
m2 EQUIPMENT FINANCE LLC
Attn: Kathleen Barbian
175 N. Patrick Boulevard, Suite 140
Brookfield, WI 53045
Phone:	[*****]
Fax:	[*****]

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

DELIVERY AND ACCEPTANCE CERTIFICATE

EQUIPMENT FINANCE AGREEMENT DATED: March 12, 2021

I, the Buyer identified below, hereby agree and acknowledge that all of the Equipment (as that term is defined in the Equipment Finance Agreement) has been delivered to me and has been fully inspected by me. All of the Equipment is in good operating order and condition, is as described in the Equipment Finance Agreement, and is hereby unconditionally accepted. If applicable, I authorize you to pay the following seller invoices:

●	Vendor: [*****]

Invoice [*****]

Amount $[*****]

I acknowledge that I have no claim against m2 EQUIPMENT FINANCE LLC in connection with the delivery of the Equipment, whether or not timely, or in connection with the condition or the performance of the Equipment. I am still fully obligated to make all payments when due under the Equipment Finance Agreement even if there is a problem or defect with the Equipment or it fails to perform as I had expected it to.

BUYER: Palmetto Gourmet Foods, Inc.

SIGNATURE:	X

PRINT NAME:	X

TITLE:	X

DATE:	X

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

PRE-DELIVERY AND ACCEPTANCE CERTIFICATE

EQUIPMENT FINANCE AGREEMENT DATED: March 12, 2021

I, the Buyer, hereby agree and acknowledge the financed equipment has not yet been delivered to me, I authorize you to pay the Vendor(s) of the equipment as stated below.

●	Vendor: [*****]

Invoice [*****]

Amount $[*****]

I acknowledge that I have no claim against you m2 EQUIPMENT FINANCE LLC in connection with the delivery of the equipment, whether or not timely, or in connection with the equipment, or the performance of the equipment. I am fully obligated to make all payments when due under the equipment finance agreement even if the equipment fails to perform.

BUYER: Palmetto Gourmet Foods, Inc.

SIGNATURE:	X

PRINT NAME:	X

TITLE:	X

DATE:	X

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

PAYMENT AUTHORIZATION

BUYER NAME: Palmetto Gourmet Foods, Inc.

BUYER’S ADDRESS: 782 Columbus Hwy Saluda, SC 29138

The Buyer named above hereby authorizes m2 EQUIPMENT FINANCE LLC (Lender) and the financial institution indicated below to initiate debit entries to the corporate checking account named below. The term, amount and dates of the debit entries are also listed below and correspond to the payment dates and amounts indicated in the Equipment Finance Agreement between Lender and Buyer dated _____________, and as amended. Buyer agrees to give Lender twenty (20) days’ advance written notice of any changes in the financial institution relationship as listed below. This authorization will remain in effect until the terms of the Equipment Finance Agreement are satisfied or until otherwise agreed upon by Lender and Buyer.

X [*****]
NAME OF BUYER’S FINANCIAL INSTITUTION

X [*****]
ADDRESS OF BUYER’S FINANCIAL INSTITUTION (CITY, STATE, ZIP)

X Palmetto Gourmet Foods, Inc.
NAME OF BUYER’S ACCOUNT TO BE DEBITED

X [*****]	[*****]
CHECKING ACCOUNT NUMBER	BANK ROUTING NUMBER

INITIAL TERM OF LOAN: [*****]months

NUMBER OF MONTHLY PAYMENTS: [*****]

TOTAL MONTHLY PAYMENT AMOUNT: [*****]

START DATE: April 22, 2021; and on the same day of each following month during the term

●	PLEASE PROVIDE A COPY OF A VOIDED CHECK.

●	PLEASE PROVIDE A CHECK FOR THE [*****]% ADVANCE PAYMENT AND DOCUMENTATION FEE WITH SIGNED EFA DOCUMENTS.

●	THE MONTHLY ACH AUTO-DRAFT WILL COMMENCE WITH THE [*****] PAYMENT ON THE DATE LISTED ABOVE.

BUYER: Palmetto Gourmet Foods, Inc.

SIGNATURE: X
AUTHORIZED SIGNATURE AND TITLE	DATE

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

CONTINUING GUARANTY

GUARANTY. For value received, and to induce m2 EQUIPMENT FINANCE LLC of Brookfield, Wisconsin (Lender) to enter into one or more loans of personal property with Palmetto Gourmet Foods, Inc. (Buyer), the undersigned Guarantor (jointly and severally, if more than one) guarantees full and timely payment and performance by the Buyer of all sums, debts, liabilities and obligations owed or to be owed by the Buyer to the Lender under the terms of such loan(s), whether such loan(s) are made now, were made previously, or are made in the future (collectively, the “Obligations”). This guaranty is absolute, continuing and unlimited, without regard to the reliability, validity or enforceability of any Obligation of the Buyer hereby guaranteed. Lender, its successors and assigns, shall not be required to proceed first against the Buyer, or against any other person, firm or entity, or against any collateral security held by Lender, before enforcing this guaranty and demanding full payment and performance from the undersigned Guarantor(s). This guaranty shall be binding upon the heirs, executors and administrators of the undersigned, and shall inure to the benefit of m2 EQUIPMENT FINANCE LLC and its successors and assigns. This is a guaranty of payment, including collection costs and attorney fees. This guaranty is assignable by Lender. Each Guarantor waives notice of acceptance of this guaranty, and notice of the renewal, extension, modification, pre-maturing, compromise or release of any of the Obligations, and waives all defenses that might otherwise limit or impair Guarantor’s liability under this guaranty.

Each Guarantor acknowledges that a copy of the proposed or existing lease(s) and/or EFA(s) has been furnished to him/her, and that said Guarantor understands the terms and conditions thereof. Each Guarantor consents to personal jurisdiction in the State of Wisconsin.

NOTICE TO GUARANTOR

You are being asked to guarantee the past, present and future Obligations of Buyer. If Buyer does not pay or perform, you will have to. You may also have to pay collection costs. Lender can collect the Obligations from you without first trying to collect from Buyer or any other guarantor.

WITNESS OTHER THAN GUARANTOR

X	GUARANTOR NAME:	Reza S. Soltanzadeh
Witness Signature
	ADDRESS:	[*****]

X	CITY/STATE/ZIP:	[*****]
Witness Print Name
	SIGNATURE:	X

	DATED:	X

*** Please provide a copy of valid driver’s license for any guarantors. ***

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

INVOICE

To:	Palmetto Gourmet Foods, Inc.

782 Columbus Hwy, Saluda, SC 29138

●	[*****]% Advance Payment Due at Signing:	$[*****]

●	Documentation Fee Due at Signing:	$[*****]
	TOTAL AMOUNT DUE:	$[*****]

Personal Property:

●	Qty 1 - [*****]

Payable upon receipt

Remit to: m2 EQUIPMENT FINANCE LLC

Attn: [*****]

175 N. Patrick Boulevard, Suite 140

Brookfield, WI 53045

Phone: (262)789-6670

Fax: (262)789-6671

Thank you for your business

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

CONTACT INFORMATION FORM

Buyer Name:	Palmetto Gourmet Foods, Inc.

Please Provide:

State of Incorporation:	South Carolina

County:	Saluda

Federal Tax ID #:	[*****]

MAIN CONTACT: AUTHORIZED LOAN SIGNER
(Please Print)

Contact Name:	Stephen F. Wegrzyn

Phone Number:	[*****]

Email Address:	[*****]

Physical Address:	782 Columbia Hwy. Saluda, SC 29138

*** Please provide a front & back copy of valid driver’s license for any guarantors.***

CONTACT FOR BILLING INFORMATION

Contact Name:	Angela Pitts

Phone Number:	[*****]

Email Address:	[*****]

Physical Address:	782 Columbia Hwy. Saluda, SC 29138

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[*****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.